SMITH BARNEY WORLD FUNDS, INC.
On behalf of
INTERNATIONAL BALANCED PORTFOLIO

Supplement dated January 5, 2000 to
Prospectus dated February 28, 1999

On December 15, 1999 the Board of Directors of Smith Barney World Funds, Inc, on behalf of the International Balanced Portfolio (the "Balanced Portfolio"), approved a proposed reorganization pursuant to which the International Equity Portfolio of the Smith Barney World Funds, Inc. (the "International Portfolio") would acquire the assets of the Balanced Portfolio in exchange for shares of the International Portfolio and the assumption of stated liabilities. This reorganization would permit the Balanced Portfolio shareholders to maintain an investment in a fund consisting primarily of international securities.

Under the terms of the proposed reorganization, Balanced Portfolio shareholders would receive shares of the International Portfolio equal in value to their investment in the Balanced Portfolio in accordance with the terms of the reorganization. Balanced Portfolio shareholders would not be charged a sales load when International Portfolio shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization. If the reorganization is approved by Balanced Portfolio shareholders, those shareholders would have all the rights and privileges accorded shareholders within the Smith Barney Family of Funds such as exchangeability of fund shares and rights of accumulation within the Smith Barney Family of Funds.

It is anticipated that as of January 28, 2000, the Balanced
Portfolio will no longer be accepting investments.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Balanced Portfolio. Proxy materials describing the proposed reorganization will be mailed to Balanced Portfolio shareholders in anticipation of a meeting of the shareholders expected to be held on April 7, 2000. If approved by Balanced Portfolio shareholders at that time, the reorganization will occur as soon after the meeting as practicable.

FD01788